Semiannual Report

                  SMALL-CAP
                  STOCK FUND -
                  ADVISOR CLASS

                  -------------
                  JUNE 30, 2001
                  -------------


[LOGO]
T. ROWE PRICE

    REPORT HIGHLIGHTS
    ----------------------------------------------------------------------------

    Small-Cap Stock Fund -- Advisor Class

 .   Small-cap stocks rose despite the downdraft in the overall market during the first half of 2001.

 .   Your fund also gained but trailed its benchmarks over the past six months.
    The fund's 12-month performance exceeded both its Lipper peer group average and the Russell 2000 Index.

 .   Industrial and health care stocks were our best performers, while energy and biotechnology stocks were among the worst.

 .   Despite their recent outperformance, small-caps remain attractively valued and offer superior anticipated earnings growth.





UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Small-cap stocks continued their winning ways in the first half of 2001, posting gains despite the market's overall downdraft. A powerful second-quarter surge put small-caps in the black but did not erase severe first-quarter losses in most other major indices. The large-cap Standard & Poor's 500 Stock Index fell 6.70% in the first half, while the tech-heavy Nasdaq Composite Index lost 12.52%. Favorable valuations and the prospect of stronger relative earnings growth increased investor interest in small-caps.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01                              6 Months         12 Months
--------------------------------------------------------------------------------
Small-Cap Stock Fund --
Advisor Class                                         4.81%             9.86%
Russell 2000 Index                                    6.94              0.66
Lipper Small-Cap Core Fund Index                      6.59              5.00
S&P 500 Stock Index                                  -6.70            -14.83

The Small-Cap Stock Fund - Advisor Class gained 4.81% during the period but trailed the Russell 2000 Index of smaller companies and the average competing fund as measured by Lipper Inc. Over the past 12 months, the fund delivered a solid 9.86% gain, well ahead of both benchmarks and in sharp contrast to the 14.83% loss of the S&P 500. The Advisor Class' first-half under-performance is attributable to ground we lost in January as a number of holdings that had soared in 2000 succumbed to profit taking.


INVESTMENT REVIEW

The best-performing sectors of the Russell 2000 were consumer discretionary, up 21%, consumer staples, up 18%, and financials, up 12%. The worst performing were energy, down 15%, and utilities, off 3%. Consumer stocks benefited from the continued buoyancy of consumer spending in the face of a slowing economy, while falling oil and gas prices hurt the energy sector.

We paid a price in January for the strong performance of our financial holdings last year. A group of our stocks that had, on average, nearly doubled in 2000 fell an average of 13% in the first half, mostly due to routine profit taking rather than any fundamental disappointments. This helped put the fund several paces behind the Russell 2000 right at this year's starting gun. Since then, we have succeeded in narrowing
--but not closing-- the gap.

Southwest Bancorp, for example, rose 116% last year but fell 29% in the past six months. Fundamentals remained solid in its Houston service area, and Southwest's earnings growth outlook is still strong. But investors fretted that aggressive Fed rate cuts (there were six in the first half) would shave Southwest's profit margins because the bank is oriented more toward deposits than loans. Other examples in this vein included Downey Financial, our third-largest holding, which rose 174% last year but fell 13% in the first half of 2001, and Valley National Bancorp, which rose 29% last year before giving back 9%. We continue to find all three stocks attractive.

The fund's overweighting in the weak energy sector also crimped results, but we continue to like the group's long-term prospects. Oil and gas prices have fallen from headline-grabbing levels, and relatively mild weather and the slowing economy have allowed inventories to be rebuilt. This gave investors a chance to take profits in a formerly red-hot sector, and momentum investors bailed out. Our major holdings include SEACOR SMIT, which operates supply vessels for offshore drilling rigs, and exploration and production companies such as XTO Energy (formerly called Cross Timbers Oil), Noble Affiliates, and Forest Oil.


----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Energy and Utilities                                                7%
Consumer Nondurables                                               14%
Financial                                                          14%
Consumer Services, Cyclicals, and Education                        20%
Reserves                                                            8%
Business Services and Transportation                               19%
Technology                                                         11%
Capital Equipment, Process Industries, and Basic Materials          7%

Based on net assets as of 6/30/01.


Our holdings in the consumer sector kept pace with those of the Russell 2000, while our best performance compared with the index came from the industrial and health care sectors.

The fund's top contributor for the period was Matthews International, a maker of bronze plaques and memorials, especially for the funeral home and cemetery market, which gained nearly 40%. In May, Matthews acquired the bronze commemorative products businesses of its competitor, The York Group, which are a perfect fit for Matthews and are expected to have an immediate positive impact on earnings.

Sola International, a manufacturer of glass and plastic eyeglass lenses, had a spectacular move from about $4 to $14 as it reported a positive earnings surprise in the March quarter and successfully refinanced its debt. Sola showed growth in the domestic market for the first time in over a year and the refinancing allayed investor fears about liquidity.

Shares of Strayer Education, which offers business and technology-oriented instruction online and through 14 mid-Atlantic regional campuses of Strayer University, soared 91%. Investors cheered the new management's plans to increase the number of campuses and jump-start growth at the company.

Woodward Governor, a longtime fund holding, also jumped 90% during the period. Strong results in the company's power-generation-related business led investors to bid up the shares. Woodward Governor makes components and systems for controlling gas-fired turbines as well as industrial and aircraft engines.

Two biotechnology-related stocks and a software firm topped our worst detractors list. Inhale Therapeutic Systems fell 54% on disappointing late-stage trial results. While no definitive safety issues arose with Exubera, the firm's inhaleable insulin product developed in collaboration with Pfizer, some evidence pointed to potential problems. The company doesn't believe these concerns will derail product approval, but we are monitoring the situation closely.

Molecular Devices missed its quarterly estimate and lowered full-year expectations. The company blamed the economic slowdown and delayed purchases of its bioanalytical measuring devices. While other biotechnology research tool providers have experienced slowing demand, we believe Molecular Devices' problems were largely self-inflicted and have nearly exited our position.

Finally, NetIQ plunged 64% as investors reacted to slower-than-expected adoption of the Microsoft Windows 2000 operating system, which is a key earnings driver for NetIQ. The company's results for the March quarter were modestly below estimates. We continue to hold the position.


PORTFOLIO HIGHLIGHTS

The property and casualty insurance sector looked attractive to us. Premium pricing in the industry has been recovering for the past year or so. Our holdings in insurance broker Brown and Brown rose more than 20% in the first half. To further capitalize on the trend we established new positions in Markel, a specialty commercial insurer, and Horace Mann Educators, a marketer of insurance products to educators and school system employees. Horace Mann, an $874 million company, sells for 11 times next year's earnings estimates and less than two times book value, and sports a 1.95% dividend yield. It's a good value with strong management in an industry with improving fundamentals.

We also continued to find solid ideas in the real estate investment trust (REIT) sector. Our larger purchases here included Gables Residential Trust, an $860 million multifamily property company, and Washington, REIT, a Baltimore/Washington-based multipurpose owner and operator, which we found particularly attractive. Washington, REIT's property development prospects should allow it to grow funds from operations at a 9% rate. This, combined with the 5.5% yield, offers investors a potential 14% annual return.


Largest sales

Sales were primarily influenced by merger-and-acquisition activity. Our largest sales, Barrett Resources, Citadel Communications, FleetBoston Financial, and First Washington Realty Trust, all occurred because the companies were acquired or had agreed to be acquired by larger companies or by private firms.

We also reduced positions in several stocks that appeared to be fully priced. Lincare Holdings has more than doubled since we purchased it last year, and we trimmed our holdings. We took profits in Columbia Sportswear, the designer and marketer of outerwear, sportswear, and footwear, after a strong run-up. Columbia had an excellent winter and spring selling season, benefiting from a cold winter, strong full-priced sales of its products, and good luck with styling. We love the brand but regard the shares as pricey.

We have also begun to sell pizza chain operator Papa John's International. The sector has experienced cost inflation (including higher cheese prices) and slowing sales trends. Recent management turnover at Papa John's made us nervous, so we reduced the position size.


OUTLOOK

Small-cap shares have been on a roll, outperforming the S&P 500 year-to-date and indeed since the bear market began in March 2000. This is a testament to how inexpensive small-caps were relative to large-caps during the "irrational exuberance" of the late 1990s. Value stocks have been the best performers, though growth stocks are no longer losing ground at the pace they were last year and early this year.


----------------
GROWTH VS. VALUE
--------------------------------------------------------------------------------

Periods Ended 6/30/01                 6 Months          12 Months
--------------------------------------------------------------------------------
Russell 2000 Growth Index               0.16%            -23.25%
Russell 2000 Value Index               12.78              30.87


Today, small-caps still appear relatively undervalued. Our own valuation work on emerging growth stocks compared with large-caps suggests the sector still has room to run. Moreover, the broader Russell 2000 continues to trade near historically low levels based on price-to-cash flow and price-to-sales ratios relative to larger companies. After lagging for years, small-cap earnings growth began to outstrip large-cap earnings growth last year, and this is the key to small-cap performance.

Moreover, small-cap funds continue to experience strong investment flows. As investors put money to work into this relatively illiquid sector, prices typically rise. In our opinion, we are still in the early stages of this phenomenon -- strong performance is likely to drive even greater investor interest. The biggest fund flows typically occur near the end of a cycle, and we don't think we're there yet.

In sum, we remain very positive. The darkest cloud on the horizon is the potential for a longer and deeper economic downturn than is generally expected. Small-caps would be vulnerable in this scenario because they are not quite at the bargain levels they were 16 months ago. On the other hand, we may be near the middle or the end of the current slowdown. Most of our companies began to experience near-recession business conditions last fall. Typically, small-caps do quite well coming out of a period of economic weakness. Stay tuned, keep the faith, and thanks for your support.


Respectfully submitted,


/s/ Greg A. McCrickard

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 17, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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T. ROWE PRICE SMALL-CAP STOCK FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                Percent of
                                                                Net Assets
                                                                   6/30/01
--------------------------------------------------------------------------------
Harman International                                                  1.7%
Cleco                                                                 1.7
Downey Financial                                                      1.6
Brown and Brown                                                       1.6
Chittenden                                                            1.5
--------------------------------------------------------------------------------
Matthews International                                                1.4
WestAmerica                                                           1.3
PartnerRe                                                             1.3
Iron Mountain                                                         1.2
BISYS Group                                                           1.1
--------------------------------------------------------------------------------
Maximus                                                               1.1
Lincare Holdings                                                      1.1
SCP Pool                                                              1.0
Valley National Bancorp                                               1.0
Citizens Banking                                                      1.0
--------------------------------------------------------------------------------
Black Box                                                             1.0
Houghton Mifflin                                                      0.9
Insituform Technologies                                               0.9
Cephalon                                                              0.9
Tetra Tech                                                            0.9
--------------------------------------------------------------------------------
Mentor                                                                0.8
Parkway Properties                                                    0.8
SEACOR SMIT                                                           0.8
F. Y. I.                                                              0.8
Littelfuse                                                            0.8
--------------------------------------------------------------------------------
Total                                                                28.2%

Note: Table excludes reserves.

6
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
Horace Mann Educators *                Barrett Resources **
Gables Residential Trust *             Citadel Communications **
Washington, REIT *                     FleetBoston Financial **
Markel *                               First Washington Realty Trust **
Forward Air *                          Papa John's International
Citizens Banking                       Lincare Holdings
Chittenden                             Great Plains Software **
Cleco                                  Columbia Sportswear
Technitrol                             Battle Mountain Gold **
Dal-Tile International                 Interact Commerce **

 * Position added
** Position eliminated

7
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T. ROWE PRICE SMALL-CAP STOCK FUND
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----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SMALL-CAP STOCK FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                    [CHART]

As of 6/30/01

                                     Lipper Small-Cap        Small-Cap Stock
              Russell 2000 Index      Core Fund Index     Fund -- Advisor Class

3/31/00             10,000                 10,000               10,000
 Jun-00              9,622                  9,840               10,189
 Jun-01              9,685                 10,332               11,194



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                          Since     Inception
Periods Ended 6/30/01                      1 Year     Inception          Date
--------------------------------------------------------------------------------
Small-Cap Stock Fund -- Advisor Class       9.86%         9.45%       3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

8
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
-------------------------------------------------------------------------------

Small-Cap Stock Advisor Class shares
                                                     6 Months          3/31/00
                                                        Ended          Through
                                                      6/30/01         12/31/00
NET ASSET VALUE
Beginning of period                                 $   23.89        $   24.93
Investment activities
   Net investment income (loss)                          0.02             0.07
   Net realized and
   unrealized gain (loss)                                1.13             1.53
   Total from
   investment activities                                 1.15             1.60
Distributions
   Net investment income                                   --            (0.18)
   Net realized gain                                       --            (2.46)
   Total distributions                                     --            (2.64)
NET ASSET VALUE
End of period                                      $    25.04        $   23.89
                                                   ---------------------------

Ratios/Supplemental Data
Total return                                            4.81%            6.79%
Ratio of total expenses to
average net assets                                       1.15%+           0.82%+
Ratio of net investment
income (loss) to average
net assets                                               0.31%+           0.85%+
Portfolio turnover rate                                  11.2%+           32.8%+
Net assets, end of period
(in thousands)                                      $  20,334        $   7,479



x Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2001


------------------------
PORTFOLIO OF INVESTMENTS                                Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands
COMMON STOCKS 91.6%

FINANCIAL 14.4%
Bank and Trust 8.3%
Charter One Financial                                  249,347    $      7,954
Chittenden                                           1,235,000          41,558
Citizens Banking                                     1,007,000          29,455
Downey Financial                                       975,300          46,092
First Bell Bancorp *                                    95,400           1,393
First Mariner Bancorp *                                 45,500             293
Frankfort First Bancorp +                               71,600           1,228
Glacier Bancorp                                        517,590           9,834
Marshall & Ilsley                                       34,800           1,876
Provident Bankshares                                   345,300           8,612
Southwest Bancorp *                                    657,700          19,869
Valley National Bancorp                              1,043,175          29,574
WestAmerica                                            920,000          36,110
                                                                  ------------
                                                                       233,848
                                                                  ------------
Insurance 5.7%
Brown and Brown                                      1,065,200          44,728
Harleysville Group                                     365,700          10,880
Horace Mann Educators                                  988,600          21,304
London Pacific Group ADR                               691,800           4,068
Markel *                                                89,500          17,587
PartnerRe                                              645,600          35,766
Selective Insurance                                    233,000           6,216
W. R. Berkley                                          495,000          20,503
                                                                  ------------
                                                                       161,052
                                                                  ------------
Financial Services 0.4%
Financial Federal *                                    218,700           6,331
ITLA Capital *+                                        368,100           6,626
                                                                  ------------
                                                                        12,957
                                                                  ------------
Total Financial                                                        407,857
                                                                  ------------

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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
UTILITIES 2.5%

Electric Utilities 1.8%
Cleco                                                2,081,800  $       47,361
Unisource Energy                                       165,200           3,795
                                                                --------------
                                                                        51,156
                                                                --------------
Telephone 0.7%
AirGate PCS *                                          121,800           6,334
Rural Cellular (Class A) *                             108,000           4,892
Western Wireless *                                     183,100           7,873
                                                                --------------
                                                                        19,099
                                                                --------------
Total Utilities                                                         70,255
                                                                --------------
CONSUMER NONDURABLES 14.1%

Food Processing 1.4%
ADM Cranberry *                                            164               4
American Italian Pasta *                               319,900          14,843
International Multifoods +                           1,019,400          21,153
Makepeace *                                                164           1,066
Seneca Foods (Class A) *                               188,200           2,588
Seneca Foods (Class B) *                                72,200             951
                                                                --------------
                                                                        40,605
                                                                --------------
Hospital Supplies/Hospital Management 4.6%
Airgas *                                               975,900          11,613
Cephalon *                                             354,617          25,001
Hooper Holmes                                        1,085,600          11,127
Lincare *                                              991,800          29,764
Mentor                                                 839,200          23,917
Molecular Devices *                                     54,300           1,089
Renal Care Group *                                     392,850          12,921
Steris *                                               522,100          10,468
Unilab *                                               200,000           5,040
                                                                --------------
                                                                       130,940
                                                                --------------
Pharmaceuticals 1.4%
Arena Pharmaceuticals *                                 47,700           1,454
AtheroGenics *                                           7,300              44
Aurora Biosciences *                                   191,000           5,921
Incyte Genomics *                                      145,200           3,560


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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Noven Pharmaceuticals *                                120,400  $        4,720
NPS Pharmaceuticals *                                  233,100           9,371
OSI Pharmaceuticals *                                   45,000           2,366
Regeneron Pharmaceuticals *                            105,200           3,645
Triangle Pharmaceuticals *                             656,600           3,073
Trimeris *                                             117,500           5,883
                                                                --------------
                                                                        40,037
                                                                --------------
Biotechnology 3.0%
Abgenix *                                               96,300           4,333
Alkermes *                                             282,700           9,923
COR Therapeutics *                                     228,200           6,960
Cubist Pharmaceuticals *                               124,600           4,735
CV Therapeutics *                                       45,100           2,571
Deltagen *                                             146,500           1,316
EDEN Bioscience *                                       59,600             595
Edwards Lifesciences *                                 496,900          13,098
Genaissance Pharmaceuticals *                            5,100              72
Gilead Sciences *                                       67,700           3,939
Inhale Therapeutic Systems *                           551,200          12,678
Neose Technologies *                                    22,700           1,021
Neurocrine Biosciences *                               213,800           8,550
Serologicals *                                         402,100           8,581
ViroPharma *                                           156,500           5,321
                                                                --------------
                                                                        83,693
                                                                --------------
Health Care Services 1.6%
AmeriPath *                                            659,900          19,335
Boron LePore & Associates *                             75,800           1,045
Bruker Daltonics *                                       7,600             115
Orthodontic Centers of America *                       287,100           8,725
Packard BioScience *                                   176,800           1,467
Wilson Greatbatch Technologies *                       455,700          13,215
                                                                --------------
                                                                        43,902
                                                                --------------
Miscellaneous Consumer Products 2.0%
Coach *                                                 80,000           3,044
Culp                                                   263,200           1,184
Dan River *                                            965,400           2,607
Polymer Group                                          382,200             864
QuikSilver *                                           350,000           8,750

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                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Reebok *                                               246,700  $        7,882
Sola *                                               1,061,100          14,972
Stride Rite                                          1,390,800          11,822
Unifi *                                                597,300           5,077
                                                                --------------
                                                                        56,202
                                                                --------------
Cosmetics 0.1%
Chattem *                                              328,200           3,479
                                                                --------------
                                                                         3,479
                                                                --------------
Total Consumer Nondurables                                             398,858
                                                                --------------

CONSUMER SERVICES 9.1%

Restaurants 1.8%
Applebee's                                             475,950          15,230
BUCA *                                                 676,200          14,707
PJ America *+                                          278,500           2,356
Ruby Tuesday                                           931,400          15,927
Uno Restaurant *                                       382,300           3,613
                                                                --------------
                                                                        51,833
                                                                --------------
General Merchandisers 2.3%
Bon-Ton Stores *+                                      709,900           2,158
Casey's General Stores                               1,634,500          21,249
Columbia Sportswear *                                  403,850          20,592
Neiman Marcus *                                        681,100          21,114
                                                                --------------
                                                                        65,113
                                                                --------------
Specialty Merchandisers 1.4%
Netegrity *                                            190,000           5,700
O' Charley's *+                                      1,018,300          19,735
Ultimate Electronics *                                 184,000           5,965
Urban Outfitters *                                     421,300           4,525
Wild Oats Markets *                                    334,700           3,484
                                                                --------------
                                                                        39,409
                                                                --------------
Entertainment and Leisure 1.5%
Houghton Mifflin                                       437,000          26,190
Papa John's *                                          191,100           4,844
Sonic *                                                341,600          10,839
                                                                --------------
                                                                        41,873
                                                                --------------

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                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
Media & Communications 2.1%
American Tower Systems (Class A) *                      57,600  $        1,190
Emmis Broadcasting (Class A) *                         559,900          17,217
Entercom Communications *                              211,000          11,312
Pegasus Communications *                               220,900           4,970
Sinclair Broadcast (Class A) *                       1,299,700          13,387
Young Broadcasting (Class A) *                         365,000          12,257
                                                                --------------
                                                                        60,333
                                                                --------------
Total Consumer Services                                                258,561
                                                                --------------

CONSUMER CYCLICALS 10.4%

Automobiles and Related 2.1%
A.O. Smith (Class B)                                 1,009,600          18,072
Adrian Steel +                                          13,000           4,355
Keystone Automotive *                                  572,300           6,839
Littelfuse *                                           862,700          23,112
Strattec Security *                                    191,200           6,638
                                                                --------------
                                                                        59,016
                                                                --------------
Building and Real Estate 6.1%
Apartment Investment & Management, REIT                203,500           9,809
Arden Realty, REIT                                     689,200          18,402
EastGroup Properties, REIT +                           880,400          19,897
Gables Residential Trust, REIT                         700,000          20,965
Glenborough Realty Trust, REIT                         777,400          15,004
JP Realty, REIT +                                      836,900          20,504
Lasalle Hotel Properties, REIT *                       496,900           8,855
Parkway Properties, REIT +                             671,800          23,681
Reckson Associates Realty (Class B), REIT              255,000           6,275
Washington, REIT                                       700,000          16,548
Woodhead Industries +                                  657,500          11,177
                                                                --------------
                                                                       171,117
                                                                --------------
Miscellaneous Consumer Durables 2.2%
CompX +                                                463,200           5,535
Harman                                               1,266,400          48,237
Intranet Solutions *                                   244,600           9,307
                                                                --------------
                                                                        63,079
                                                                --------------
Total Consumer Cyclicals                                               293,212
                                                                --------------


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                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
TECHNOLOGY 10.1%
Electronic Components 3.6%
American Superconductor *                              200,000  $        5,160
Analogic                                               411,800          18,758
Artesyn Technologies *                                 734,100           9,470
ATMI *                                                 490,000          14,700
Benchmark Electronics *                                506,000          12,326
Exar *                                                 410,000           8,102
Methode Electronics (Class A)                        1,069,400           9,197
MKS Instruments *                                      603,900          17,392
QuickLogic *                                           465,800           2,804
Sipex *                                                368,000           4,280
                                                                ----------------
                                                                       102,189
                                                                ----------------
Electronic Systems 2.0%
Applied Micro Circuits *                                23,800             409
Armor Holdings *+                                    1,270,000          19,050
Black Box *                                            428,400          28,857
Lifeline Systems *+                                    334,600           6,612
Lo-Jack *                                              603,500           3,452
                                                                ----------------
                                                                        58,380
                                                                ----------------
Telecommunications 1.3%
Airnet Communications *                                 21,900              32
Ditech Communications *                                140,200           1,040
Harmonic *                                             526,500           5,265
PECO II *                                              249,500           1,634
Stratos Lightwave                                    1,139,498          14,814
Tekelec *                                              274,900           7,450
VYYO *                                                  92,800             137
West Corporation *                                     307,000           6,757
                                                                ----------------
                                                                        37,129
                                                                ----------------
Aerospace and Defense 1.5%
DONCASTERS ADR *                                       115,300           3,164
Harsco                                                 727,000          19,723
Woodward Governor                                      222,700          18,785
                                                                ----------------
                                                                        41,672
                                                                ----------------
Information Processing 0.8%
F. Y. I. *                                             567,200          23,255
                                                                ----------------
                                                                        23,255
                                                                ----------------

15
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
Specialized Computer 0.3%
Activision *                                           191,600  $        7,520
Virata *                                                76,600             908
                                                                ----------------
                                                                         8,428
                                                                ----------------
Office Automation 0.6%
Technitrol                                             620,000          16,120
                                                                        16,120
                                                                ----------------
Total Technology                                                       287,173
                                                                ----------------

CAPITAL EQUIPMENT 1.5%
Electrical Equipment 0.5%
hi/fn *                                                196,700           2,976
LSI Industries                                         435,600          10,189
                                                                ----------------
                                                                        13,165
                                                                ----------------
Machinery 1.0%
Actuant *                                              306,280           5,038
Brooks Automation *                                    279,800          12,899
IDEX                                                   145,000           4,930
Newport                                                 75,200           1,993
NN Ball & Roller *                                     334,700           3,578
                                                                ----------------
                                                                        28,438
                                                                ----------------
Total Capital Equipment                                                 41,603
                                                                ----------------

BUSINESS SERVICES
AND TRANSPORTATION 18.7%

Computer Service and Software 5.0%
724 Solutions*                                          11,400              84
Actuate *                                              223,000           2,130
Alliance Data Systems *                                441,600           6,624
Analysts                                               554,400           2,473
BISYS *                                                521,000          30,739
Cambridge Technology Partners *                        285,900           1,012
Concord Communications *                               171,900           1,547
Digital Impact *                                       408,900             511
Electronic Arts *                                       95,300           5,518
Genomica *                                              16,200              70
Igate Capital *                                        382,500           1,377

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Jack Henry & Associates *                               95,400  $        2,957
Keynote Systems *                                      309,000           3,383
net.Genesis *                                          115,000              90
NetIQ *                                                423,900          13,264
Packeteer *                                            505,800           6,338
Pixelworks *                                           359,000          12,831
Progress Software *                                  1,320,100          21,385
Quest Software *                                        75,600           2,854
Register.com *                                         215,600           3,340
Sonicwall *                                            124,400           3,136
SPSS *                                                 268,300           4,242
Telecommunication Systems *                             17,300              52
Usinternetworking *                                  1,051,900           1,262
ValiCert *                                             287,200             896
Verity *                                               316,000           6,304
Zebra Technologies (Class A) *                         150,600           7,397
                                                                ----------------
                                                                       141,816
                                                                ----------------
Distribution Services 2.3%
MSC Industrial Direct *                                404,100           7,031
Primesource                                            145,900             576
SCP Pool *+                                            861,700          29,677
United Stationers *                                    516,600          16,304
Watsco (Class A)                                       716,000          10,096
                                                                ----------------
                                                                        63,684
                                                                ----------------
Environmental 0.6%
CUNO *                                                 432,000          12,960
IT Group *                                             473,500           3,007
Waterlink *                                            446,800              85
                                                                ----------------
                                                                        16,052
                                                                ----------------
Transportation Services 3.1%
C.H. Robinson Worldwide                                308,300           8,598
Comfort Systems USA *                                  740,300           2,680
EGL *                                                  254,600           4,445
Expeditors International of Washington                 367,900          22,074
Forward Air *                                          415,300          12,438
Heartland Express *                                    131,908           3,008
Hub Group (Class A) *                                   93,300           1,213
International Shipholding                              135,462           1,294

17
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

SEACOR SMIT *                                          497,600  $       23,258
UTi Worldwide                                          630,600          10,039
                                                                ----------------
                                                                        89,047
                                                                ----------------
Miscellaneous Business Services 7.4%
AnswerThink *                                          287,200           2,869
Electro Rent *                                         566,100           9,233
G&K Services                                           457,700          12,312
Global Payments                                        290,400           8,741
Herman Miller                                          220,600           5,338
Insituform Technologies (Class A) *                    700,300          25,561
Iron Mountain *                                        752,850          33,758
Ivex Packaging *                                       814,000          15,466
KForce.com *                                            91,412             594
Maximus *                                              751,000          30,108
McGrath RentCorp                                       290,600           7,015
MPW Industrial Services *+                             549,600             687
New England Business Service +                         833,800          16,009
Strayer Education                                      374,700          18,267
Tetra Tech *                                           901,850          24,530
                                                                ----------------
                                                                       210,488
                                                                ----------------
Airlines 0.3%
Midwest Express *                                      527,300           9,149
                                                                ----------------
                                                                         9,149
                                                                ----------------
Total Business Services and Transportation                             530,236
                                                                ----------------

ENERGY 4.8%
Energy Services 1.5%
Atwood Oceanics *                                      333,000          11,688
Cooper Cameron *                                        89,500           4,994
Global Power Equipment Group *                          19,000             557
Grant Prideco *                                        131,850           2,306
Hydril *                                               239,000           5,442
Smith *                                                 95,400           5,715
W-H Energy Services *                                  200,000           3,800
Weatherford *                                          132,050           6,338
                                                                ----------------
                                                                        40,840
                                                                ----------------


18
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
Exploration and Production 3.3%
Chieftain *                                            573,800  $       16,491
Forest Oil *                                           515,000          14,420
Key Energy Services *                                1,052,500          11,409
National Oilwell *                                     317,100           8,498
Noble Affiliates                                       610,000          21,564
XTO Energy                                           1,537,275          22,060
                                                                ----------------
                                                                        94,442
                                                                ----------------
Total Energy                                                           135,282
                                                                ----------------

PROCESS INDUSTRIES 2.9%
Specialty Chemicals 0.0%
MacDermid                                              105,400           1,897
                                                                ----------------
                                                                         1,897
                                                                ----------------
Paper and Paper Products 0.5%
Buckeye Technologies *                                 719,000          10,354
Smurfit-Stone Container *                              191,700           3,105
                                                                ----------------
                                                                        13,459
                                                                ----------------
Building and Construction 1.2%
Dal-Tile *                                             860,000          15,953
Layne Christensen *                                    344,800           2,931
Simpson Manufacturing *                                234,800          14,206
Trex *                                                  59,700           1,149
U.S. Aggregates                                        369,100             498
                                                                ----------------
                                                                        34,737
                                                                ----------------
Diversified Chemicals 1.2%
Arch Chemicals                                         817,900          17,855
Cabot Microelectronics *                               249,900          15,494
                                                                ----------------
                                                                        33,349
                                                                ----------------
Total Process Industries                                                83,442
                                                                ----------------

BASIC MATERIALS 2.3%
Metals 2.0%
Gibraltar Steel                                        210,500           4,126
Material Sciences *                                    693,200           6,849

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Matthews International (Class A) +                     910,100  $       40,015
Reliance Steel & Aluminum *                            190,000           4,797
                                                                ----------------
                                                                        55,787
                                                                ----------------
Mining 0.3%
Coal Creek +                                             9,295             901
Lihir Gold (USD) *                                   7,996,700           3,712
Newmont Mining                                         229,556           4,272
                                                                ----------------
                                                                         8,885
                                                                ----------------
Total Basic Materials                                                   64,672
                                                                ----------------

EDUCATION 0.1%
Education 0.1%
ITT Educational Services *                              37,700           1,696
                                                                ----------------
Total Education                                                          1,696
                                                                ----------------
Total Miscellaneous Common Stocks 0.7%                                  20,011
                                                                ----------------

Total Common Stocks (Cost $2,136,018)                                2,592,858
                                                                ----------------

SHORT-TERM INVESTMENTS 8.8%
Money Market Funds 8.8%
T. Rowe Price Reserve Investment Fund, 4.34%, #+   249,937,073         249,937
                                                                ----------------
Total Short-Term Investments (Cost $249,937)                           249,937
                                                                ----------------

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Total Investments in Securities
100.4% of Net Assets (Cost $2,385,955)                          $    2,842,795

Other Assets Less Liabilities                                          (10,959)
                                                                ----------------

NET ASSETS                                                      $    2,831,836
                                                                ----------------

   #  Seven-day yield
   +  Affiliated company
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
     Affiliated companies (cost $472,488)                       $      501,293
     Other companies (cost $1,913,467)                               2,341,502
                                                                ----------------
     Total investments in securities                                 2,842,795
Other assets                                                             5,138
                                                                ----------------
Total assets                                                         2,847,933
                                                                ----------------

Liabilities
Total liabilities                                                       16,097
                                                                ----------------

NET ASSETS                                                      $    2,831,836
                                                                ----------------

Net Assets Consist of:
Accumulated net investment income - net of distributions        $        5,869
Accumulated net realized gain/loss - net of distributions               11,712
Net unrealized gain (loss)                                             456,840
Paid-in-capital applicable to 113,025,167 shares of
$0.50 par value capital stock outstanding;
   200,000,000 shares authorized                                     2,357,415

NET ASSETS                                                      $    2,831,836
                                                                ----------------
Small-Cap Stock shares
($2,811,502,063/112,213,283 shares outstanding)                 $        25.05
Small-Cap Stock Advisor Class shares                            ----------------
($20,333,542/811,884 shares outstanding)                        $        25.04
                                                                ----------------
NET ASSET VALUE PER SHARE

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/01
Investment Income (Loss)
Income
   Interest (including $6,839 from affiliated companies)        $        6,862
   Dividend (including $2,737 from affiliated companies)                11,211
                                                                ----------------
   Total Income                                                         18,073
                                                                ----------------
Expenses
   Investment management                                                 9,525
   Shareholder servicing
     Small-Cap Stock shares                                              2,354
     Small-Cap Stock Advisor Class shares                                    5
   Registration                                                            128
   Custody and accounting                                                  105
   Prospectus and shareholder reports
     Small-Cap Stock shares                                                 69
     Small-Cap Stock Advisor Class shares                                   --
   Distribution - Small-Cap Stock Advisor Class shares                      17
   Legal and audit                                                          10
   Directors                                                                 8
                                                                ----------------
   Total expenses                                                       12,221
   Expenses paid indirectly                                                (17)
                                                                ----------------
   Net expenses                                                         12,204
                                                                ----------------
Net investment income (loss)                                             5,869
                                                                ----------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities
(including $184 from affiliated companies)                               9,127
Change in net unrealized gain or loss on securities
(including $(26) from affiliated companies)                            143,500
                                                                ----------------
Net realized and unrealized gain (loss)                                152,627
                                                                ----------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $      158,496
                                                                ----------------

The accompanying notes are an integral part of these financial statements.

23
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months           Year
                                                             Ended          Ended
                                                           6/30/01       12/31/00
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                        $     5,869    $    12,834
   Net realized gain (loss)                                  9,127        187,800
   Change in net unrealized gain or loss                   143,500         97,585
                                                       ----------------------------
   Increase (decrease) in net assets from operations       158,496        298,219
                                                       ----------------------------
Distributions to shareholders
   Net investment income
     Small-Cap Stock shares                                     --        (12,079)
     Small-Cap Stock Advisor Class shares                       --            (49)
   Net realized gain
     Small-Cap Stock shares                                     --       (212,307)
     Small-Cap Stock Advisor Class shares                       --           (673)
                                                       ----------------------------
   Decrease in net assets from distributions                    --       (225,108)
                                                       ----------------------------
Capital share transactions *
   Shares sold
     Small-Cap Stock shares                                704,693        912,777
     Small-Cap Stock Advisor Class shares                   15,072          8,702
   Distributions reinvested
     Small-Cap Stock shares                                     --        212,796
     Small-Cap Stock Advisor Class shares                       --            426
   Shares redeemed
     Small-Cap Stock shares                               (305,870)      (684,077)
     Small-Cap Stock Advisor shares                         (3,417)        (1,199)
                                                       ----------------------------
   Increase (decrease) in net assets from
   capital share transactions                              410,478        449,425
                                                       ----------------------------
Net Assets
Increase (decrease) during period                          568,974        522,536
Beginning of period                                      2,262,862      1,740,326
                                                       ----------------------------

End of period                                          $ 2,831,836    $ 2,262,862
                                                       ----------------------------

The accompanying notes are an integral part of these financial statements.

24
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                      6 Months            Year
                                                         Ended           Ended
                                                       6/30/01        12/31/00

* Share information
   Shares sold
     Small-Cap Stock shares                             30,629          36,839
     Small-Cap Stock Advisor Class shares                  643             345
   Distributions reinvested
     Small-Cap Stock shares                                 --           9,224
     Small-Cap Stock Advisor Class shares                   --              18
   Shares redeemed
     Small-Cap Stock shares                            (12,894)        (27,904)
     Small-Cap Stock Advisor Class shares                 (144)            (50)
                                                   -----------------------------
   Increase (decrease) in shares outstanding            18,234          18,472

The accompanying notes are an integral part of these financial statements.

25
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares -- Small-Cap Stock, offered since June 1, 1956, and Small-Cap Stock Advisor Class, first offered on March 31, 2000. Small-Cap Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Small-Cap Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $460,989,000 and $127,953,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,385,955,000. Net unrealized gain aggregated $456,840,000 at period end, of which $682,690,000 related to appreciated investments and $225,850,000 to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,735,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Small-Cap Stock Advisor Class's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 2003, Small-Cap Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.20%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund.T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $ 1,905,000 for the six months ended June 30, 2001, of which $322,000 was payable at period end.

28
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $6,839,000 and are reflected as interest income in the accompanying Statement of Operations.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.           E265-051 6/30/01